Dynamic Asset Allocation Equity Fund

Putnam Investments Limited dated February 27, 2014; schedule A amended as of November 30,
2015 Incorporated by reference to Post Effective Amendment No.
222 to the Registrants
Registration Statement filed on November 25, 2015.